UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Soliciting Material under §240.14a-12

Arch Coal, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 30, 2020. ARCH COAL, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. STOCKHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.You must register to attend the Annual Meeting and request an admission ticket before April 23, 2020. An admission ticket and valid government-issued photo identification,such as a driver's license or passport, will be required to enter the meeting. Please bring the admission ticket to the meeting. If you do not have access to the Internet, you can register to attend the meeting by phone at 1-866-232-3037. ARCH COAL, INC. ONE CITYPLACE DRIVE, SUITE 300 ST. LOUIS, MO 63141 proxy materials and voting instructions. E94387-P33787 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 10, 2020 Date: April 30, 2020Time: 10:00 AM CENTRAL TIME Location: Arch Coal, Inc. Headquarters One CityPlace Drive St. Louis, MO 63141

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E94388-P33787 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Phone: You can vote by phone by requesting a paper copy of the materials, which will include a proxy card with instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 16, 2020 to facilitate timely delivery.

The Board of Directors recommends a vote "FOR" all nominees listed in proposal 1: 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" proposal 2: 1a. Patrick J. Bartels, Jr. 2. Advisory approval of the Company's named executive officer compensation. 1b. James N. Chapman The Board of Directors recommends a vote "FOR" proposal 3: 1c. John W. Eaves 3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2020. 1d. Sherman K. Edmiston III 1e. Robert B. Hamill NOTE: The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournment thereof. 1f. Holly Keller Koeppel 1g. Patrick A. Kriegshauser 1h. Paul A. Lang 1i. Richard A. Navarre E94389-P33787 Voting Items

E94390-P33787